UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 6, 2019

RAIT Financial Trust

(Exact name of registrant as specified in its charter)

Maryland	1-14760	23-2919819
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Two Logan Square, 100 N. 18th St., 23rd

Floor, Philadelphia, Pennsylvania 19103

(Address of Principal Executive Offices, and Zip Code)

(215) 207-2100

Registrant’s telephone number, including area code:

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD Disclosure.

As previously disclosed, on August 30, 2019, RAIT Financial Trust (“RAIT”) and its affiliates RAIT Funding LLC, RAIT General, Inc. (“RAIT General”), RAIT Limited, Inc. (“RAIT Limited”), Taberna Realty Finance Trust (“TRFT”), RAIT JV TRS, LLC, and RAIT JV TRS Sub, LLC (each, a “Debtor”, and together, the “Debtors”) filed voluntary bankruptcy cases (the “Chapter 11 Cases”) under chapter 11, Title 11 of the U.S. Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). Furthermore, as previously disclosed, immediately prior to the filing of the Chapter 11 Cases, on August 30, 2019, RAIT, RAIT General, RAIT Limited and TRFT (together, the “Sellers”), entered into an Equity and Asset Purchase Agreement (as amended, the “Purchase Agreement”) with CF RFP Holdings LLC, a Delaware limited liability company and an entity owned by funds managed by affiliates of Fortress Investment Group LLC (“Buyer”), pursuant to which, among other things, Buyer agreed to purchase certain subsidiaries and assets of the Sellers (together, the “Purchased Assets”).

On December 6, 2019, the United States Bankruptcy Court entered an order (the “Sale Order”) pursuant to which, among other things, the Bankruptcy Court (i) authorized and approved the Purchase Agreement, (ii) approved the sale of the Purchased Assets pursuant to the Purchase Agreement, (iii) authorized the Debtors to consummate the transactions related to the Purchase Agreement, and (iv) granted related relief.

The Chapter 11 Cases are jointly administered under the caption In re: RAIT Funding, LLC, a Delaware limited liability company, et. al. The Sale Order, court filings and other information related to the Chapter 11 Cases are available at a website administered by the Debtors’ noticing and claims agent, Epiq Corporate Restructuring, LLC, at https://dm.epiq11.com/rait, or www.deb.uscourts,gov, the official Bankruptcy Court website. The information set forth in these websites is not incorporated into this Item 7.01.

The Sale Order, attached hereto as Exhibit 99.1, is being furnished to the Securities and Exchange Commission (the “Commission”) under Item 7.01 of Form 8-K and shall not be deemed “filed” for any purpose.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “can,” “could,” “may,” “potential,” “should,” “will,” “plans,” “continuing,” “ongoing,” “expects,” “intends to,” and similar words or phrases. Although RAIT believes that the expectations reflected in these forward-looking statements are reasonable, these statements are not guarantees of future performance and involve risks and uncertainties that are subject to change based on various important factors, some of which are beyond our control. Such forward-looking statements include, but are not limited to, statements related to (a) the transactions contemplated by the Purchase Agreement, and (b) the ability of the Debtors to operate as a “debtor in possession” under the jurisdiction of the Bankruptcy Court. These risks, uncertainties and contingencies include, but are not limited to, (i) whether the closing conditions of the Purchase Agreement will be satisfied or waived and whether the transactions contemplated thereby will be completed as provided therein, (ii) whether RAIT or its affiliates will be able to obtain approval with respect to motions in the Chapter 11 Cases and the Bankruptcy Court’s rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general; (iii) the length of time the Debtors will operate under the Chapter 11 Cases; (iv) risks associated with third-party motions in the Chapter 11 Cases, which may interfere with RAIT and its affiliates’ ability to develop and consummate the sale of the Purchased Assets; (v) the potential adverse effects of the Chapter 11 Cases on the Debtors’ liquidity, results of operations or business prospects; (vi) increased legal, advisor and other costs related to the Chapter 11 Cases and other litigation and the inherent risks involved in a bankruptcy process; and (vii) the effect of the Chapter 11 Cases on the trading price and value of RAIT securities. For additional discussion of these risks, refer to the section entitled “Risk Factors” and elsewhere in RAIT’s Annual Report on Form 10-K for the year ended December 31, 2018, filed with the Commission on March 26, 2019, Amendment No. 1 to RAIT’s Annual Report on Form 10-K/A for the year ended December 31, 2018, filed with the Commission on April 30, 2019, RAIT’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2019, filed with the Commission on November 7, 2019 and RAIT’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2019, filed with the Commission on November 7, 2019. In light of the significant uncertainties inherent in any forward-looking information included herein, the inclusion of such information should not be regarded as a representation by RAIT or any other person that RAIT’s expectations, objectives or plans will be achieved in the timeframe anticipated or at all. RAIT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law. All forward-looking statements attributable to RAIT are expressly qualified by these cautionary statements.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is included as part of this report:

Exhibit No.	Description
99.1	Order (I) authorizing and approving Equity and Asset Purchase Agreement; (II) approving sale of substantially all of the Debtors’ assets free and clear of all liens, claims, interests, and encumbrances; (III) authorizing the Debtors to consummate transactions related to the above; and (IV) granting related relief, entered on December 6, 2019 by the United States Bankruptcy Court for the District of Delaware.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAIT Financial Trust

December 11, 2019	By:	/s/ John J. Reyle
Name: John J. Reyle
Title: Chief Executive Officer, President & General Counsel